UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2006


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Delaware                    001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


              400 Post Avenue, Suite 303, Westbury, New York 11590
              ____________________________________________________
               (Address of principal executive office) (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
           OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

        On April 12, 2006, DHB Industries, Inc. (the "Company") and its subsidiaries received a Notice of Events of Default and Reservation of Rights (the "Notice") from Lasalle Business Credit, LLC, the lender (the "Lender"), under the Loan and Security Agreement, dated as of September 24, 2001, as amended (the "Loan Agreement"), by and among the Lender, certain subsidiaries of the Company, as borrowers, and the Company, as guarantor. The Notice asserted that certain events of default (the "Events of Default") exist under the Loan Agreement as a result of (1) the matters disclosed in (a) the Company' Current Report on Form 8-K filed on April 3, 2006, relating to non-reliance on 2005 interim financial statements and a delay in the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and (b) the Company's Current Report on Form 8-K filed on April 7, 2006, relating to the receipt by the Company of notice from the American Stock Exchange of failure to satisfy certain continued listing standards, as well as (2) the failure of the Company to deliver copies of the disclosure contained in such Current Reports and related notices to the Lender.

        The Notice stated that, effective April 12, 2006, all loans under the Loan Agreement will bear interest at the rate of 2% per annum in excess of the rate otherwise payable on such loans. As of April 12, 2006, such default rate of interest would be 9.75% per annum.

        The Notice also advised the Company that the Lender reserves all of its rights and remedies under the Loan Agreement arising as a result of the Events of Default or any other event of default under the Loan Agreement. Under the Loan Agreement, upon the occurrence of an "Event of Default" (as defined therein), the Lender may, at its option, declare all loans and other amounts owed under the Loan Agreement immediately due and payable.

        As of April 18, 2006, loans in the aggregate amount of $20,547,915 were outstanding under the Loan Agreement.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DHB INDUSTRIES, INC.



                                   By: /s/ LARRY R. ELLIS
                                       __________________
                                           Larry R. Ellis
                                           President


Dated:  April 18, 2006